Exhibit 10.3

TWENTIETH AMENDMENT TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

This TWENTIETH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of October 24, 2016, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 4, 2010 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement” and as further amended by this Amendment, the “Credit Agreement”); and

WHEREAS, Borrower has requested that Administrative Agent and the Lenders enter into this Amendment to amend certain terms of the Existing Agreement as set forth herein; and

WHEREAS, Administrative Agent, the Lenders, Borrower and Guarantors desire to amend the Existing Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Existing Agreement shall be amended in the manner provided in this Section 1.

1.1 Additional Definitions. The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Twentieth Amendment Effective Date” means October 24, 2016.

1.2 Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Maximum Facility Amount” means $5,000,000,000.

“Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Net Borrowing Base then in effect and (b) the Maximum Facility Amount.  As of the Twentieth Amendment Effective Date, the Aggregate Commitment is $4,000,000,000.

1.3 Deleted Definition. The definition of “Seventeenth Amendment Effective Date” in Section 1.01 of the Credit Agreement shall be and it hereby is deleted in its entirety.

1.4 Hedging Contracts. Section 7.03(e) of the Credit Agreement shall be and it hereby is amended by replacing the date “December 31, 2021” therein with “December 31, 2023”.

SECTION 2. Redetermination of Borrowing Base.  This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.05 of the Credit Agreement, and the Administrative Agent, the Lenders, Borrower and the Guarantors hereby acknowledge that effective as of the Twentieth Amendment Effective Date, the Borrowing Base is $4,750,000,000, and such redetermined Borrowing Base shall remain in effect until the earlier of (i) the Scheduled Redetermination to occur on or about April 15, 2017 pursuant to Section 3.03 of the Credit Agreement and (ii) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. For the avoidance of doubt, the redetermination of the Borrowing Base contained in this Section 2 constitutes the Scheduled Redetermination, which otherwise would have occurred on or about October 15, 2016 pursuant to Section 3.03 of the Credit Agreement.

SECTION 3. Conditions.  The amendments to the Existing Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3 (the "Twentieth Amendment Effective Date").

3.1 Execution and Delivery. Each Credit Party, the Lenders and the Administrative Agent shall have executed and delivered this Amendment.

3.2 No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3 Certificates.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

3.4 Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4. Representations and Warranties of Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1 Reaffirmation of Representations and Warranties/Further Assurances.  Both before and after giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

4.2 Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

4.3 Enforceability.  This Amendment constitutes the valid and binding obligation of Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4 No Default. As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4 Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5 Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

5.8 Reference to and Effect on the Loan Documents.

(a)This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects.  Each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Existing Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Existing Agreement to the “Credit Agreement”, shall mean and be a reference to the Existing Agreement as amended by this Amendment.

(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of page intentionally blank.

Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer and
Regional Vice President

GUARANTORS:

AR OHIO LLC

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer and
Regional Vice President

MONROE PIPELINE LLC:

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer and
Regional Vice President

ANTERO HOLDCO EXCHANGE
PROPERTIES LLC

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer and
Regional Vice President

ANTERO EXCHANGE PROPERTIES LLC

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer and
Regional Vice President

Antero Resources Corporation

Twentieth Amendment to Credit Agreement                        SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

Antero Resources Corporation

Twentieth Amendment to Credit Agreement                        SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Director

Antero Resources Corporation

Twentieth Amendment to Credit Agreement                        SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

Antero Resources Corporation

Twentieth Amendment to Credit Agreement                        SIGNATURE PAGE

MUFG UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

Antero Resources Corporation

Twentieth Amendment to Credit Agreement                        SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ Phillip R. Ballard
Name:	Phillip R. Ballard
Title:	Managing Director

Antero Resources Corporation

Twentieth Amendment to Credit Agreement                        SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Jake Lam
Name:	Jake Lam
Title:	Assistant Vice President

Antero Resources Corporation

Twentieth Amendment to Credit Agreement                        SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Director

Antero Resources Corporation

Twentieth Amendment to Credit Agreement                        SIGNATURE PAGE

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Rayan Karim
Name:	Rayan Karim
Title:	Authorized Signatory

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Garrett R. Merrell
Name:	Garrett R. Merrell
Title:	Relationship Manager

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Vice President

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Lorenz Meier
Name:	Lorenz Meier
Title:	Authorized Signatory

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

SCOTIABANC INC.,
as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY
as a Lender

By:	/s/ Robert Kret
Name:	Robert Kret
Title:	AVP

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:	s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E McKean
Name:	George E McKean
Title:	Senior Vice President

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Engel
Name:	John Engel
Title:	Vice President

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

SUMITOMO MITSUI BANKING
CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

FIFTH THIRD BANK,
as a Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Greg M. Hall
Name:	Greg M. Hall
Title:	Vice President

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

COMPASS BANK,
as a Lender

By:	/s/ Rhianna Disch
Name:	Rhianna Disch
Title:	Vice President

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

HSBC BANK USA, NATIONAL ASSOCIATION
as a Lender

By:	/s/ James Kaiser
Name:	James Kaiser
Title:	Managing Director

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Matthew T. Meyers
Name:	Matthew T. Meyers
Title:	Authorized Signatory

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

SUNTRUST BANK,
as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

NATIXIS, NEW YORK BRANCH,
as a Lender

By:	/s/ Brice LeFoyer
Name:	Brice LeFoyer
Title:	Director

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

DNB CAPITAL LLC,
as a Lender

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE

BNP PARIBAS,
as a Lender

By:	/s/ Ann Rhoads
Name:	Ann Rhoads
Title:	Managing Director

By:	/s/ Vincent Trapet
Name:	Vincent Trapet
Title:	Director

Antero Resources Corporation

Twentieth Amendment to Credit AgreementSIGNATURE PAGE